EXHIBIT 24

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements (Registration Statement Nos. 33-33367, 33-39419, 33-39420, 33-62792 and 33-66978).

                                             /s/ ARTHUR ANDERSEN LLP

Louisville, Kentucky
   March 25, 1999